THE PRUDENTIAL SERIES FUND, INC.
SP LSV International Value Portfolio

AMERICAN SKANDIA TRUST
AST LSV International Value Portfolio

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

December  , 2004

To The Contract Owners:

On August 31, 2004 at a regular meeting of the Board of Directors of The Prudential Series Fund, Inc. (Series Fund) and the Board of Trustees of the American Skandia Trust (AST) (collectively referred to as the Funds), the Boards approved new subadvisory agreements for the Series Fund’s SP LSV International Value Portfolio (formerly, SP Deutsche International Equity Portfolio) and for AST’s AST LSV International Value Portfolio (formerly, AST DeAM International Equity Portfolio).

For Series Fund, the parties to the subadvisory agreement are Prudential Investments LLC and LSV Asset Management (LSV).  For AST, the parties to the subadvisory agreement are Prudential Investments LLC, American Skandia Investment Services, Inc. and LSV.   This information statement describes the circumstances surrounding the Boards’ approvals of the new subadvisory agreements and provides you with an overview of their terms.  Prudential Investments LLC and American Skandia Investment Services, Inc. will continue as the Funds’ investment managers. This information statement does not require any action by you. It is provided to inform you about the new subadviser.

By order of the Boards,

Jonathan D. Shain
Secretary of Series Fund & Assistant Secretary of AST

THE PRUDENTIAL SERIES FUND, INC.
SP LSV International Value Portfolio

AMERICAN SKANDIA TRUST
AST LSV International Value Portfolio

(800) 778-2255

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

INFORMATION STATEMENT
DECEMBER   , 2004

This information statement is being furnished to contract owners investing in the SP LSV International Value Portfolio and the AST LSV International Value Portfolio  (the Portfolios), which are series of The Prudential Series Fund, Inc. (Series Fund) and the American Skandia Trust (AST), respectively.  The information statement is furnished in lieu of a proxy statement, pursuant to the terms of an order issued by the Securities and Exchange Commission (SEC). The order permits the Funds’ managers to hire new subadvisers and to make certain changes to existing subadvisory contracts with the approval of the Boards of Directors or Trustees, without obtaining shareholder approval.

The Funds are each management investment companies registered under the Investment Company Act of 1940, as amended (the Investment Company Act).  Series Fund is organized as a Maryland corporation.  AST is organized as a Massachusetts business trust. The Funds’ directors or trustees are referred to here as the “Board,” “Board Members” or “Directors.” Each Fund’s principal executive office is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

We are providing contract owners investing in the Portfolios as of November 19, 2004 with this information statement. This information statement relates to the approval by the Directors of new subadvisory agreements dated November 19, 2004 between Prudential Investments LLC (PI) and American Skandia Investment Services, Inc. (ASISI), as applicable, and LSV Asset Management (LSV) with respect to the Portfolios, a copy of which is attached hereto as Exhibit A.

LSV replaced Deutsche Asset Management, Inc. and its affiliates (Deutsche), which had served as each Portfolio’s subadviser since their inception. The subadvisory agreements between PI and Deutsche terminated effective at the close of business on November 18, 2004, at which time LSV assumed responsibility for managing each Portfolio’s assets. The previous subadvisory agreements between PI and Detusche  were last approved by the Directors, including a majority of the Directors who were not parties to the agreements and were not interested persons of those parties, as defined in the Investment Company Act (the Independent Directors), on May 27, 2003.

The Funds will pay for the costs associated with preparing and distributing this information statement.  This information statement will be mailed on or about December   , 2004.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Managers

PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Series Fund’s manager under a management agreement dated as of September 5, 2002.  ASISI, located at the same address as PI, serves, along with PI, as the co-manager of AST under a management agreement dated as of May 1, 2003.   PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. ASISI is a wholly-owned subsidiary of American Skandia, Inc., which is a wholly-owned subsidiary of Skandia U.S., Inc., which is owned 90% by Prudential Financial, Inc. and 10% owned by Skandia Insurance Company Limited. For ease of reference, PI and ASISI are hereafter jointly referred to as the “Manager” or “PI.”

As of December 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore registered investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion. Information concerning the Funds’ current management arrangements can be found in Exhibit B. Information concerning officers of the Funds is set forth in Exhibit C.

Shareholder Reports

Each Fund’s most recent annual report for the fiscal year ended December 31, 2003 has been sent to contract owners. Each Fund’s most recent annual and semi-annual reports may be obtained without charge by writing the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 or by calling (800) 778-2255 (toll free).

NEW SUBADVISORY AGREEMENTS

On August 31, 2004, the Directors, including the Independent Directors, unanimously approved the Subadvisory Agreements and the selection by PI of LSV to replace Deutsche as each Portfolio’s subadviser. At that time, the Directors also unanimously approved termination of the previous subadvisory agreements between PI and Deutsche. The Directors decided to appoint LSV as each Portfolio’s new subadviser pursuant to a recommendation made by PI.

The Subadvisory Agreements contain terms and conditions similar to those of the existing subadvisory agreements with Deutsche, except as more fully described below under “Board Consideration of Subadvisory Agreements.” See also “Terms of Subadvisory Agreements” below for a description of the new agreements. LSV renders investment advice to each Portfolio in accordance with the investment objective and policies of each Portfolio as established by the respective Funds and also makes investment decisions to purchase and sell securities on behalf of each Portfolio, subject to the supervision of PI.  PI, not the Portfolios, pays an advisory fee to LSV.  Therefore, the change in subadvisers does not mean any change in advisory fees paid by the Portfolios.

The Investment Company Act requires that a majority of a mutual fund’s outstanding voting securities approve the Funds’ subadvisory agreements. However, on September 11, 1996, the SEC issued an order granting exemptive relief from certain requirements of the Investment Company Act to PI and any future open-end management investment company managed by PI, provided that such investment company complies with the conditions of the order. According to the SEC’s order, which is subject to a number of conditions, PI may enter into subadvisory agreements on behalf of certain funds without receiving prior shareholder approval.

Board Consideration of Subadvisory Agreements

At a regular in-person meeting of the Board at which all of the Directors were in attendance (including all of the Independent Directors), the Board of Directors considered PI’s recommendation that LSV replace Deutsche as the subadviser to each Portfolio.  The Directors reviewed performance, compliance and organizational materials regarding LSV, and representatives of LSV and PI made formal presentations to the Directors.

The Directors unanimously approved the new Subadvisory Agreements with LSV and concluded that they were in the best interests of each Portfolio and its investors.  In making that determination, the Directors considered the following factors, among others:

•

The performance of LSV with respect to similar portfolios managed by LSV, which demonstrated historically strong and consistent performance relative to industry benchmarks and other investment advisers specializing in international stocks;

•	The relatively poor performance of Deutsche relative to peer funds and each Portfolio’s benchmark over a multi-year time period;
•	The depth of experience of LSV’s portfolio management team.
•	With respect to the Series Fund, the Directors considered that the portfolio management team responsible for managing the Portfolio had experienced significant personnel turnover; and
•	With respect to AST, the Directors considered that LSV intended to manage the Portfolio utilizing an active management strategy that could add value over time.

The Directors reviewed the terms of the Subadvisory Agreements. The material terms of the Subadvisory Agreements are substantially the same as those in the prior subadvisory agreements in effect with Deutsche except the fees.  With respect to the Series Fund, the fee paid by PI to LSV is lower than the fee paid by PI to Deutsche. With respect to AST, the fee paid by PI to LSV is higher than the fee paid by PI and ASISI to Deutsche.

In approving the Subadvisory Agreements, the Directors considered the fact that any increased fee would be borne entirely by PI and ASISI and paid by PI out of the management fee paid to PI and ASISI by the Fund, and that the Fund would not bear any of the cost of the increased subadvisory fee.  For the fiscal year ended December 31, 2003, Deutsche received $397,769 for advising the Series Fund and $424,011 for advising AST.

Based upon their review, the Directors concluded that the Subadvisory Agreements were in the best interests of each Portfolio and its investors. Accordingly, after consideration of the above factors, and such other factors and information as they deemed relevant, the Directors, including the Independent Directors, unanimously approved the Subadvisory Agreements.

Information Concerning LSV

LSV was formed as a partnership in 1994.  LSV is a U.S., global, and international value equity manager with approximately $24 billion in assets under management as of June 30, 2004.  LSV is located at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Exhibit D contains information about the other mutual funds managed by LSV with investment objectives and strategies similar to those of the Portfolios. Exhibit D also lists the principal executive officers and directors of LSV.

Terms of the Subadvisory Agreements

The following summary of the Subadvisory Agreements is qualified in its entirety by reference to the copy of the Subadvisory Agreements attached as Exhibit A to this information statement.

Under the Subadvisory Agreements, LSV is compensated by PI  (and not the Funds) at an annual rate of 0.45% to $150 million of average daily net assets; 0.425% on the next $150 million of average daily net assets; 0.40% on the next $150 million of average daily net assets; 0.375% of the next $300 million of average daily net assets; and 0.35% over $750 million of average daily net assets. The assets of each Portfolio are aggregated for purposes of calculating the fee.

The Subadvisory Agreements provide that, subject to PI’s and the Board of Directors’ supervision, LSV is responsible for managing the investment operations of each Portfolio and for making investment decisions and placing orders to purchase and sell securities for such portion of each Portfolio, all in accordance with the investment objective and policies of each Portfolio as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board of Directors. In accordance with the requirements of the Investment Company Act, LSV will provide PI with all books and records relating to the transactions they execute and render to the Directors such periodic and special reports as the Board of Directors may reasonably request.

The Subadvisory Agreements will remain in full force and effect for a period of two years from the date of execution, and will continue thereafter as long as their continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of each Portfolio, or by the Board of Directors, including the approval by a majority of the Independent Directors, at a meeting called for the purpose of voting on such approval; provided, however, that (1) either Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio, (2) each Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the Investment Company Act) or upon the termination of  either Fund’s management agreement with PI, and (3) each Subadvisory Agreement may be terminated at any time by  LSV or PI and ASISI, as applicable, on not more than 60 days’ nor less than 30 days’ written notice to the other party to each Subadvisory Agreement.

The Subadvisory Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, LSV will not be liable for any act or omission in connection with its activities as subadviser to either Fund.

Shareholder Proposals

As a Maryland corporation, the Series Fund is not required to hold annual meetings of shareholders and the Directors currently do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or the Fund’s Articles of Incorporation.  As a Massachusetts business trust, AST is not required to hold annual meetings of shareholders and the Trustees currently do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or the Fund’s Declaration of Trust.

A shareholder proposal intended to be presented at any meeting of shareholders of either Fund must be received by the Fund a reasonable time before the Directors’ solicitation relating thereto is made in order to be included in the Fund’s proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Jonathan D. Shain
Secretary of Series Fund and Assistant Secretary of AST

Dated: December   , 2004

EXHIBIT A

THE PRUDENTIAL SERIES FUND, INC.

SP LSV International Value Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 1st day of November, 2004 between Prudential Investments LLC (PI or the Manager), a New York limited liability company and LSV Asset Management  (LSV or the Subadviser),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated April 3, 2002, with The Prudential Series Fund, Inc., a Maryland corporation (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI acts as Manager of the Fund; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Manager and the Board of Directors of the Fund, the Subadviser shall manage such portion of the Fund’s portfolio as delegated to it by Manager, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Fund’s investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Prospectus of the Fund provided to it by the Manager (the Fund Documents) and with the instructions and directions of the Manager and of the Board of Directors of the Fund, co-operate with the Manager’s (or its designee’s) personnel responsible for monitoring the Fund’s compliance and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Manager shall provide Subadviser timely with copies of any updated Fund Prospectus.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund’s Prospectus or as the Board of Directors may direct in writing from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser will give primary consideration to seeking to secure best execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Fund’s Board of Directors such periodic and special reports as the Directors may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Directors or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v) The Subadviser or an affiliate shall provide the Fund’s Custodian on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages, and shall provide the Manager with such information upon request of the Manager.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Manager understand and agree that if the Manager manages the Fund in a “manager-of-managers” style, the Manager will, among other things, (i)  continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii)  periodically make recommendations to the Fund’s Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Fund’s Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Manager and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets.

(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Directors or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c) The Subadviser shall keep the Fund’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser’s services hereunder needed by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

(e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio, subject to such reasonable reporting and other requirements as shall be established by the Manager.

(g) Upon reasonable request from the Manager, the Subadviser (through a qualified person) will assist the valuation committee of the Fund or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Manager shall provide (or cause the Fund’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Directors of the Fund that affect the duties of the Subadviser).

3. For the services provided pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Fund and the Manager of the occurrence  of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change change in control (as defined in the 1940 Act) of the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Fund at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at One North Wacker Drive, Suite 4000, Chicago, IL 60606.

6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

8. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

9. This Agreement shall be governed by the laws of the State of New York.

10. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC
By:	/s/ Robert F. Gunia
Name:	Robert F. Gunia
Title:	Executive Vice President

LSV ASSET MANAGEMENT

By:	/s/ Tremaine Atkinson
Name:	Tremaine Atkinson
Title:	Partner and Chief Operating Officer

SCHEDULE A

THE PRUDENTIAL SERIES FUND, INC.

SP LSV International Value Portfolio

As compensation for services provided by LSV Asset Management, Prudential Investments LLC will pay LSV Asset Management a fee equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee
SP LSV International Value Portfolio	0.45% to $150 million;
0.425% next $150 million;
0.40% next $150 million;
0.375% next $300 million;
0.35% over $750 million*

*Assets of the SP LSV International Value Portfolio will be aggregated with the assets of the American Skandia Trust AST LSV International Value Portfolio for purposes of the fee calculation.

AMERICAN SKANDIA TRUST

AST LSV International Value Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 1st day of November, 2004 between Prudential Investments LLC (PI), a New York limited liability company and American Skandia Investment Services, Inc. (ASISI), a Maryland corporation  (collectively, the Co-Managers), and LSV Asset Management  (LSV or the Subadviser),

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with American Skandia Trust, a Massachusetts trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI and ASISI act as Co-Managers of the Trust and

WHEREAS, the Co-Managers desire to retain the Subadviser to provide investment advisory services to the Trustand one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust’s portfolio as delegated to it by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Trust’s investments as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the  Prospectus of the Trust provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers’ (or their designees’) personnel responsible for monitoring the Trust’s compliance and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Co-Managers shall provide Subadviser timely with copies of any updated Trust documents.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Trust’s portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Trust’s Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to seeking to secure best execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to cause the Trust to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Trust’s portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Trust’s

Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust’s securities.

(v) The Subadviser or an affiliate shall provide the Trust’s Custodian on each business day with information relating to all transactions concerning the portion of the Trust’s assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Trust in a “manager-of-managers” style, the Co-Managers will, among other things, (i)  continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii)  periodically make recommendations to the Trust’s Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust’s Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust’s portfolio or any other transactions of Trust assets.

(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c) The Subadviser shall keep the Trust’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser’s services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will surrender promptly to the Trust any of such records upon the Trust’s request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

(e) The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust’s portfolio, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers.

(g) Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing securities of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

2. The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3. For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust’s average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A.  Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Co-Managers’ willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of  control (as defined in the 1940 Act) of the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Trust at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at One Wacker Drive, Suite 4000, Chicago, IL 60606.

6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7. During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

8. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

9. This Agreement shall be governed by the laws of the State of New York.

10. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By:	/s/ Robert F. Gunia
Name:	Robert F. Gunia
Title:	Executive Vice President

AMERICAN SKANDIA INVESTMENT SERVICES, INC.

By:	/s/ Robert F. Gunia
Name:	Robert F. Gunia
Title:	Executive Vice President

LSV ASSET MANAGEMENT

By:	/s/ Tremaine Atkinson
Name:	Tremaine Atkinson
Title:	Partner and Chief Operating Officer

SCHEDULE A

AMERICAN SKANDIA TRUST

AST LSV International Value Portfolio

As compensation for services provided by LSV Asset Management, Prudential Investments LLC and American Skandia Investment Services, Inc. will pay LSV Asset Management a fee equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee
SP LSV International Value Portfolio	0.45% to $150 million;
0.425% next $150 million;
0.40% next $150 million;
0.375% next $300 million;
0.35% over $750 million*

*The assets of the Portfolio will be aggregated with the assets of the Prudential Series Fund, Inc. SP LSV International Value Portfolio for purposes of the fee calculation.

Dated as of November 1, 2004.

EXHIBIT B

MANAGEMENT OF THE FUNDS

The Manager

Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Series Fund’s Manager under a management agreement dated as of September 5, 2002, and renewed thereafter as required by the Investment Company Act. PI also serves as the Manager of AST, together with ASISI, which serves as Co-Manager, under a management agreement dated as of May 1, 2003 and renewed thereafter as required by the Investment Company Act.  For convenience, both management agreements are hereafter referred to as the “Management Agreements.”

The Management Agreements were last approved by the Directors of each Fund, including a majority of the Directors who were not parties to the contract and were not interested persons of those parties (as defined in the Investment Company Act) on May 27, 2004. The Series Fund management agreement was approved by contract owners on January 31, 2001.

Terms of the Management Agreements

Pursuant to the Management Agreements for the Funds, PI, subject to the supervision of the Directors and, in conformity with the stated policies of the Funds, manages both the investment operations of the Funds, and the composition of the Funds’ portfolios, including the purchase, retention and disposition of portfolio securities. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Funds and each Portfolio thereof. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.

The Manager reviews the performance of all subadvisers, and makes recommendations to the Directors with respect to the retention and renewal of contracts. In connection therewith, PI is obligated to keep certain books and records of the Funds. PI also administers the Funds’ business affairs and, in connection therewith, furnishes the Funds with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Funds’ custodians and their transfer and dividend disbursing agents. The management services of PI for the Funds are not exclusive under the terms of the Management Agreements and PI is free to, and does, render management services to others.

PI has authorized any of its directors, officers and employees who have been elected as Directors or officers of the Funds to serve in the capacities in which they have been elected. All services furnished by PI under the Management Agreements may be furnished by any such directors, officers or employees of PI.

In connection with its management of the business affairs of the Funds, PI bears the following expenses:

(a) the salaries and expenses of all of its and the Funds’ personnel, except the fees and expenses of Directors who are not affiliated persons of PI or the Funds’ subadvisers;

(b) all expenses incurred by PI or by the Funds in connection with managing the ordinary course of the Funds’ business, other than those assumed by the Funds, as described below; and

(c) the fees payable to each subadviser pursuant to the subadvisory agreement between PI  and each subadviser.

For its services with respect to the Series Fund, PI is compensated by the Series Fund at the rate of 0.90% of the Portfolio’s average daily net assets.  For its services with respect to AST, PI is compensated by AST at the rate of 1.00% of the Portfolio’s average daily net assets.

Under the terms of the Management Agreements, the Funds are responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Funds’ subadvisers, (c) the fees and certain expenses of the Funds’ custodians and transfer and dividend disbursing agents, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Funds and of pricing Fund shares, (d) the charges and expenses of the Funds’ legal counsel and independent accountants, (e) brokerage commissions and any issue or transfer taxes chargeable to the Funds in connection with their securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Funds may be a member, (h) the cost of share certificates representing shares of the Funds (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Funds and of their shares with the SEC and qualifying the Funds’ shares under state securities laws, including the preparation and printing of the Funds’ registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of contract owner and Board meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to contract owners in the amount necessary for distribution to the shareholders, and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Funds’ business.

The Management Agreements provide that PI will not be liable for any error of judgment or for any loss suffered by the Funds in connection with the matters to which the Management Agreements relate, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreements will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreements also provides that they will terminate automatically if assigned and that it may be terminated without penalty by the Directors of the Funds, by vote of a majority of the Funds’ outstanding voting securities (as defined in the Investment Company Act) or by the Managers, upon not more than 60 days’ nor less than 30 days’ written notice to the Funds.

Information About PI

PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), a major, diversified insurance and financial services company. Prudential’s address is Prudential Plaza, Newark, New Jersey 07102-4077. PI is organized in New York as a limited liability company. ASISI is a wholly-owned subsidiary of American Skandia, Inc., which is a wholly-owned subsidiary of Skandia U.S., Inc., which is owned 90% by Prudential Financial, Inc. and 10% owned by Skandia Insurance Company Limited.

PI acts as manager or co-manager for the following investment companies, in addition to the Funds:

Cash Accumulation Trust, Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc.; Prudential’s Gibraltar Fund, Inc.; Dryden Global Total Return Fund, Inc.; Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Tax-Managed Small Cap Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11.

PI’s Directors and Officers

The business and other connections of PI’s directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Name	Position With PI	Principal Occupations
Robert F. Gunia	Executive Vice President and Chief Administrative Officer

Executive Vice President & Chief Administrative Officer, PI; Vice President, Prudential Insurance Company of America (Prudential Insurance); President, Prudential Investment Management Services LLC (PIMS); Executive Vice President, Chief Administrative Officer and Director of ASISI; Executive Vice President and Director of American Skandia Fund Services, Inc.; Executive Vice President and Director of American Skandia Advisory Services, Inc.

William V. Healey	Executive Vice President and Chief Legal Officer

Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of PIMS; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc.; Executive Vice President and Chief Legal Officer (since May 2003) of ASISI, American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

Kevin B. Osborn	Executive Vice President	Executive Vice President, PI; Executive Vice President and Director of ASISI, and Executive Vice President and Director of American Skandia Advisory Services, Inc.

Stephen Pelletier	Executive Vice President	Executive Vice President, PI.

Judy A. Rice	Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer

Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer, PI; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of ASISI; Officer-in-Charge, Director, President and Chief Executive Officer of American Skandia Fund Services, Inc.; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Advisory Services, Inc.

The Transfer Agents

The transfer agent for the Series Fund is Prudential Mutual Fund Services LLC (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PMFS received $3,900 for its services in connection with the Portfolio during the fiscal year ended December 31, 2003.  The transfer agent for AST is PFPC, Inc. (PFPC), 103 Bellevue Parkway, Wilmington, Delaware 19809. PFPC received $0 for its services in connection with the Portfolio during the fiscal year ended December 31, 2003.

Brokerage

During the fiscal year ended December 31, 2003, the Portfolios paid no commissions to any broker affiliated with PI or Deutsche.

EXHIBIT C

OFFICER INFORMATION

Name (Date of Birth)	Office(s) With the Fund	Principal Occupations
David R. Odenath, Jr. (3/8/57)	President of Series Fund and AST

President of Prudential Annuities (since August 2002); Executive Vice President (since May 2003) of ASISI; Chief Executive Officer and Director (since May 2003) of American Skandia Life Assurance Corporation, American Skandia Information Services and Technology Corporation and Skandia U.S. Inc.; President, Chief Executive Officer and Director (since May 2003) of American Skandia Marketing, Inc.; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (1999-2003) of PI; Senior Vice President (since June 1999) of Prudential; formerly Senior Vice President (August 1993-May 1999) of PaineWebber Group, Inc.

Robert F. Gunia (12/15/46)	Vice President of Series Fund and AST

Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of PIMS; Corporate Vice President (since September 1997) of Prudential Insurance; Director, Executive Vice President and Chief Administrative Officer (since May 2003) of ASISI, American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated (Prudential Securities); Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Grace C. Torres (6/28/59)	Treasurer and Principal Financial and Accounting Officer of Series Fund and AST

Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of ASISI and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Jonathan D. Shain (8/9/58)	Secretary of Series Fund; Assistant Secretary of AST

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of ASISI. and American Skandia Fund Services, Inc.; formerly Attorney with Fleet Bank, N.A. (January 1997-July 1998).

William V. Healey (7/28/53)	Chief Legal Officer of Series Fund and AST

Vice President and Chief Legal Officer-Mutual Funds and Unit Investment Trusts (since August 2000) of Prudential Insurance; Senior Vice President and Secretary (since April 2003) of PI; Senior Vice President and Secretary (since May 2003) of ASISI., American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; Vice President and Assistant Secretary of PIMS (since October 2001), previously Senior Vice President and Assistant Secretary (February 2001-April 2003) of PI, Vice President and Associate General Counsel (December 1996-February 2001) of PI.

Edward P. Macdonald (7/4/67)	Assistant Secretary of Series Fund and AST

Vice President and Assistant Secretary (since May 2003) of ASISI; Chief Counsel, Investment Management of American Skandia, Inc. (ASI) (since July 2002); Senior Counsel, Securities of ASI (September 2000-June 2002); Counsel of ASI (December 1999-August 2000); Senior Associate of Counsel of ASI (April 1999-December 1999); Branch Chief, Senior Counsel and Attorney at the U.S. Securities and Exchange Commission (October 1994-April 1999).

Lee D. Augsburger (6/7/59)	Chief Compliance Officer of Series Fund and AST

Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer-Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Maryanne Ryan (10/12/64)	Anti-Money Laundering Compliance Officer of Series Fund and AST

Vice President, Prudential Insurance (since November 1998), First Vice President Prudential Securities (March 1997-May 1998); Anti-Money Laundering Officer (since 2003) of ASISI, American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

EXHIBIT D

OTHER FUNDS MANAGED BY LSV

The following table sets forth information relating to the other registered investment company portfolios for which LSV acts as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of the Portfolio.

Fund	Annual Management Fee (as a% of average net assets)	Approximate Net Assets as of 12/31/03
Wells Fargo Funds Trust Overseas Fund	35.2 basis points	$155 million

MANAGEMENT OF LSV

The table below lists the name, address, position with LSV and principal occupation during the past five years for the principal executive officers and directors of LSV.

Name and Address*	Position with LSV and Principal Occupation

Josef Lakonishok	Partner, Chief Executive Officer and Portfolio Manager

Robert Vishny	Partner and Portfolio Manager

Menno Vermeulen	Partner and Senior Quantitative Analyst

Christopher Lacroix 169 East Avenue Norwalk, CT 06851	Partner and Managing Director of New Business Development

Tremaine Atkinson	Partner and Chief Operating Officer

*Unless indicated otherwise above, the address for each individual is One North Wacker Drive, Suite 4000, Chicago, IL 60606